Exhibit 99.1

Lesaka's Q3 FY2026 Results: Lesaka achieves the upper end of profitability guidance and raises its FY2026 full year Adjusted Earnings per Share guidance

JOHANNESBURG, May 6, 2026 - Lesaka Technologies, Inc. (Nasdaq: LSAK; JSE: LSK) today released results for the third quarter of fiscal 2026 ("Q3 2026").

Q3 2026 performance1:

All growth rates are year-on-year between Q3 FY2026 and Q3 FY2025 in ZAR.

Group Level	USD (In thousands, except per share data)		ZAR (In thousands, except per share data)
	Q3 FY26	Q3 FY25	Q3 FY26	Q3 FY25	YoY%
Revenue	183,051	161,450	2,994,536	2,987,226	0.2%
Net Revenue(2)	96,368	73,367	1,576,015	1,357,159	16%
Operating Income(3)	4,085	366	65,013	7,188	804%
Net Income (Loss)(3)	552	(22,353)	8,383	(409,790)	nm
Group Adjusted EBITDA(2)(3)	20,612	12,594	337,071	233,026	45%
Basic Earnings (Loss) per Share(3)	0.01	(0.28)	0.17	(5.15)	nm
Adjusted Earnings(2)(3)	9,077	2,515	148,349	42,917	246%
Adjusted Earnings per Share(2)(3)	0.11	0.03	1.80	0.52	247%

Segment Level	USD (In thousands)		ZAR (In thousands)
	Q3 FY26	Q3 FY25	Q3 FY26	Q3 FY25	YoY%
Merchant
Revenue	127,078	128,781	2,079,232	2,382,982	(13%)
Net Revenue(2)	45,926	42,279	751,280	782,191	(4%)
Segment Adjusted EBITDA(3)	9,228	7,900	151,116	146,121	3%
Consumer
Revenue	38,323	24,096	626,514	445,845	41%
Segment Adjusted EBITDA	13,015	6,333	212,537	117,144	81%
Enterprise
Revenue	18,978	9,444	310,481	174,565	78%
Net Revenue(2)	13,447	7,863	219,912	145,289	51%
Segment Adjusted EBITDA	2,125	133	35,047	2,384	1,370%

(1) Average exchange rates applicable for the purpose of translating our results of operations: ZAR 16.77 to $1 for Q3 2026, ZAR 18.40 to $1 for Q3 2025.

(2) Non-GAAP measure. Refer to Attachment A of press release for full reconciliation of non-GAAP measures.

(3) Revised Q3 FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-Q for the period ended March 31, 2026.

Commenting on the results, Lesaka Chairman Ali Mazanderani said, "I am pleased to report another strong quarter for Lesaka as we continue to improve our profitability. We achieved Group Adjusted EBITDA growth of 45% and an Adjusted Earnings per Share of ZAR 1.80, up more than 200% year-on-year. We have built a diversified platform, with multiple levers of sustainable growth that positions us exceptionally well for the years to come."

Outlook: Full Fiscal Year 2026 ("FY 2026") guidance

While we report our financial results in USD, we measure our operating performance in ZAR, and as such we provide our guidance accordingly.

For FY2026, the year ending June 30, 2026, we expect:

  Net Revenue between ZAR 6.2 billion and ZAR 6.5 billion.
  Group Adjusted EBITDA between ZAR 1.25 billion and ZAR 1.35 billion.
  Net Income Attributable to Lesaka to be positive.
  Adjusted earnings per share between ZAR 5.50 and ZAR 6.00.

Our FY2026 guidance excludes the impact of the announced acquisition of Bank Zero (which is subject to regulatory approvals and other customary closing conditions) and any unannounced mergers and acquisitions that we may conclude.

Management has provided its outlook regarding Net Revenue, Group Adjusted EBITDA and Adjusted earnings per share, which are non-GAAP financial measures and excludes certain revenue and charges. Management has not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. Management is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the control of Lesaka and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

Earnings Presentation for Q3 FY2026 Results

Our earnings presentation will be posted to the Investor Relations page of our website prior to our earnings call.

Webcast Registration

Link to access the results webcast: https://www.corpcam.com/Lesaka07052026

Participants using the webcast will be able to submit questions during the live Question and Answer session. Link to conference call dial-in registration via Chorus Call: https://services.choruscall.it/DiamondPassRegistration/register?confirmationNumber=1737086&linkSecurityString=515af47c8

Dial in details and individual pin to be provided on registration. Participants using the conference call dial-in will be able to ask their questions during the live Question and Answer session

Following the presentation, an archived version of the webcast will be provided on Lesaka's Investor Relations website.

Use of Non-GAAP Measures

U.S. securities laws require that when we publish any non-GAAP measures, we disclose the reason for using these non-GAAP measures and provide reconciliations to the most directly comparable GAAP measures. The presentation of Group Adjusted EBITDA, Net Revenue, Adjusted Earnings, Adjusted Earnings per Share, and headline (loss) earnings per share are non-GAAP measures. Refer to Attachment A for a reconciliation of these non-GAAP measures.

Non-GAAP Measures

Group Adjusted EBITDA

Group Adjusted EBITDA is net income (loss) before interest, taxes, depreciation and amortization, adjusted for non-operational transactions (including loss on impairment/disposal of equity-accounted investments), impairment loss, loss from equity-accounted investments, stock-based compensation charges and once-off items. Once-off items represent non-recurring expense items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Net Revenue

Net revenue is a non-GAAP financial measure. Revenue is the financial measure calculated in accordance with GAAP that is most directly comparable to net revenue. We generate revenue from the provision of transaction-processing services through our various platforms and service offerings. We use these platforms to (a) sell prepaid airtime vouchers ("Pinned Airtime")  which was held as inventory, and (b) distribute pre-paid solutions including prepaid airtime vouchers (which we do not hold as inventory) ("Pinless Airtime"), prepaid electricity, gaming vouchers, and other products, to users of our platforms. We act as a principal when we sell Pinned Airtime that were held as inventory and record revenue and cost of sales on a gross basis when sold. We act as an agent in a transaction when we provide pre-paid solutions through our various platforms and services offerings because we do not control the good or service to be provided and we recognize revenue based on the amount that we are contractually entitled to receive for performing the distribution service on behalf of our customers using our platform. Our revenue under GAAP can fluctuate materially due to changes in the revenue mix between these revenue categories. Net Revenue is a non-GAAP measure and is calculated as revenue presented under GAAP less (i) the cost of Pinned Airtime sold by us, and (ii) commissions paid to third parties selling all other agency-based pre-paid solutions (including Pinless Airtime, electricity and other products) provided through our distribution channels. We believe that the use of Net Revenue is meaningful to users of financial information because it seeks to eliminate the impact of the change in the revenue mix from the revenue categories over the periods presented.

Adjusted earnings and Adjusted earnings per share

Adjusted earnings and Adjusted earnings per share is GAAP net income (loss) and income (loss) per share adjusted for the amortization of acquisition-related intangible assets (net of deferred taxes), stock-based compensation charges, and unusual non-recurring items, including costs related to acquisitions and transactions consummated or ultimately not pursued.

Adjusted earnings and Adjusted earnings per share for fiscal 2026 also includes adjustments related to the loss on impairment of equity-accounted investments, impairment loss, ATM exit expenses and impairments, reversal of allowance for doubtful loans receivable, Lesaka rebrand refresh expenses (net of tax), income recognized related to closure of legacy businesses (net of tax), changes in the fair value of equity securities (net of deferred tax), loss on disposal of equity securities, other income and intangible asset amortization, net related to non-controlling interests.

Adjusted earnings and Adjusted earnings per share for fiscal 2025 also includes adjustments related to changes in the fair value of equity securities (net of deferred tax), loss on disposal of equity-accounted investments and intangible asset amortization, net related to non-controlling interests.

Management believes that the Group Adjusted EBITDA, Adjusted earnings and Adjusted earnings per share metrics enhance its own evaluation, as well as an investor's understanding of our financial performance. Attachment A presents the reconciliation between GAAP net income (loss) attributable to Lesaka and these non-GAAP measures and the reconciliation between the basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP and the denominator used for Adjusted earnings per share.

Headline earnings (loss) per share ("HE(L)PS")

The inclusion of HE(L)PS in this press release is a requirement of our listing on the JSE. HE(L)PS basic and diluted is calculated using net income (loss) which has been determined based on GAAP. Accordingly, this may differ to the headline (loss) earnings per share calculation of other companies listed on the JSE as these companies may report their financial results under a different financial reporting framework, including, but not limited to, International Financial Reporting Standards.

HE(L)PS basic and diluted is calculated as GAAP net income (loss) adjusted for the loss on sale of equity-accounted investments, impairment losses related to our equity-accounted investments, change in fair value of equity securities, net, impairment losses and (profit) loss on sale of property, plant and equipment. Attachment C presents the reconciliation between our net income (loss) used to calculate earnings (loss) per share basic and diluted and HE(L)PS basic and diluted and the calculation of the denominator for headline diluted earnings (loss) per share.

About Lesaka Technologies, Inc. (www.lesakatech.com)

Lesaka operates a South African fintech company driven by a purpose to provide financial services, software and other business services to Southern Africa's underserviced consumers and merchants. We offer an integrated and holistic multiproduct platform that provides transactional accounts, lending, insurance, merchant acquiring, cash management, software and Alternative Digital Products ("ADP"). We provide targeted solutions and integrations to facilitate payments between consumers, merchants, and enterprises. By providing a full-service fintech platform in our connected ecosystem, we facilitate the digitization of commerce in our markets.

Lesaka has a primary listing on NASDAQ (NASDAQ:LSAK) and a secondary listing on the Johannesburg Stock Exchange (JSE: LSK). Visit www.lesakatech.com for additional information about Lesaka.

Forward-Looking Statements

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases such as "expects," "estimates," "projects," "believes," "anticipates," "plans," "could," "would," "may," "will," "intends," "outlook," "focus," "seek," "potential," "mission," "continue," "goal," "target," "objective," derivations thereof, and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In this press release, statements relating to future financial results and future financing and business opportunities are forward-looking statements. Additional information concerning factors that could cause actual events or results to differ materially from those in any forward-looking statement is contained in our Form 10-K for the fiscal year ended June 30, 2025 and our Form 10-Q for the quarter ended March 31, 2026, as filed with the SEC, as well as other documents we have filed or will file with the SEC. We assume no obligation to update the information in this press release, to revise any forward-looking statements or to update the reasons actual results could differ materially from those anticipated in forward-looking statements.

Investor Relations and Media Relations Contacts:

Idris Dungarwalla

Email: idris.dungarwalla@lesakatech.com

Mobile: +44 786 225 4852

Akash Dowra

Email: akash.dowra@lesakatech.com

Mobile: +27 83 235 9750

Media Relations Contact:

Ian Harrison
Email: Ian@thenielsennetwork.com

Lesaka Technologies, Inc.

Attachment A

Reconciliation of GAAP income (loss) attributable to Lesaka to Group Adjusted EBITDA:

Three and nine months ended March 31, 2026 and 2025 and three months ended December 31, 2025

	Three months ended			Nine months ended
	March 31,		Dec 31,	March 31,
	2026	2025	2025	2026	2025
Income (Loss) attributable to Lesaka - GAAP(A)	$552	$(22,353)	$3,645	$(461)	$(59,659)
(Add) Less net (loss) income attributable to non-controlling interest	115	(20)	14	246	(48)
Net income (loss)	437	(22,333)	3,631	(707)	(59,611)
Earnings from equity accounted investments	(56)	(12)	(110)	(166)	(89)
Net income (loss) before earnings from equity-accounted investments	381	(22,345)	3,521	(873)	(59,700)
Income tax expense (benefit)	1,503	(2,934)	670	2,027	(9,268)
Income (Loss) before income tax expense	1,884	(25,279)	4,191	1,154	(68,968)
Loss on disposal of equity securities	-	-	730	730	-
Other income	-	-	(3,883)	(3,883)	-
Change in fair value of equity securities	378	20,421	(2,971)	(2,593)	54,152
Net loss on impairment/ disposal of equity-accounted investment	-	-	-	584	161
Reversal of allowance for doubtful loans receivable	(1,500)	-	-	(1,500)	-
Impairment loss (1)	1,916	-	-	1,916	-
Unrealized loss (gain) FV for currency adjustments	181	(114)	(133)	(16)	102
Operating income (loss) after PPA amortization and net interest (non-GAAP)	2,859	(4,972)	(2,066)	(3,608)	(14,553)
PPA amortization (amortization of acquired intangible assets)	6,044	4,974	9,481	24,659	13,588
Operating income (loss) before PPA amortization after net interest (non-GAAP)	8,903	2	7,415	21,051	(965)
Interest expense (A)	4,477	5,869	4,591	14,081	17,251
Interest income	(1,154)	(645)	(508)	(2,201)	(1,952)
Operating income before PPA amortization and net interest (non-GAAP)	12,226	5,226	11,498	32,931	14,334
Depreciation and amortization (excluding amortization of intangibles)	4,499	3,455	4,087	12,346	9,340
Interest adjustment	-	(890)	-	-	(2,478)
Stock-based compensation charges	1,334	2,497	1,945	5,140	7,518
Once-off items (refer below)	2,553	2,306	247	3,067	4,599
Group Adjusted EBITDA - Non-GAAP(A)	$20,612	$12,594	$17,777	$53,484	$33,313

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-Q for the period ended March 31, 2026.

(1) Impairments excludes an amount of $0.7 million which is included in the caption exit of ATM business in the table below.

	Three months ended			Nine months ended
	March 31,		Dec 31,	March 31,
	2026	2025	2025	2026	2025
Once-off items comprises:
Transaction costs	$466	$1,084	$200	$839	$1,621
Transaction costs related to Adumo, Recharger and Bank Zero acquisitions	144	1,222	47	285	3,174
Lesaka brand refresh	984	-	-	984	-
Exit of ATM business	1,599	-	-	1,599	-
Indirect taxes provision release	(61)	-	-	(61)	(196)
Income recognized related to closure of legacy businesses	(579)	-	-	(579)	-
Total once-off items	$2,553	$2,306	$247	$3,067	$4,599

Once-off items are non-recurring in nature, however, certain items may be reported in multiple quarters. For instance, transaction costs include costs incurred related to acquisitions and transactions consummated or ultimately not pursued. The transactions can span multiple quarters, for instance in fiscal 2025 we incurred transaction costs related to the acquisition of Recharger over a number of quarters, and the transactions are generally non-recurring.

Exit of ATM business includes expenses incurred to exit our ATM business and the impairment of ATMs recorded in property, plant and equipment.

Rebrand relates to costs incurred related to Lesaka's new brand launched in November 2025, we expect that it will take the remainder of the 2026 calendar year to roll out the refreshed brand throughout the organization. These are non-recurring costs incurred as a necessary step in a set of strategic initiatives designed to create a "One Lesaka" identity for our customers and our employees.

Indirect tax provision release relates to the reversal of a non-recurring indirect tax provision created in fiscal 2023 which was resolved in fiscal 2025 following settlement of the matter with the tax authority.

Income recognized related to closure of legacy businesses represents (i) gains recognized related to the release of the foreign currency translation reserve on deconsolidation of a subsidiary and (ii) costs incurred related to subsidiaries which we are in the process of deregistering/ liquidation and therefore we consider these costs non-operational and ad hoc in nature.

Year ended June 30, 2025 and 2024

	Year ended
	June 30,
	2025	2024
	(in thousands)
Net loss attributable to Lesaka (A)	$(88,741)	$(18,515)
(Less) Add net (loss) income attributable to non-controlling interest	(130)	-
Loss attributable to Lesaka - GAAP	$(88,871)	$(18,515)
(Earnings) Loss from equity accounted investments	(114)	1,279
Net loss before (earnings) loss from equity-accounted investments	(88,985)	(17,236)
Income tax (benefit) expense	(18,198)	3,363
Loss before income tax expense	(107,183)	(13,873)
Reversal of allowance for doubtful EMI loans receivable	-	(250)
Net (gain) loss on disposal of equity-accounted investment	161	-
Change in fair value of equity securities	59,828	-
Impairment loss	18,863	-
Unrealized (gain) loss FV for currency adjustments	23	(83)
Operating loss after PPA amortization and net interest (non-GAAP)	(28,308)	(14,206)
PPA amortization (amortization of acquired intangible assets)	21,384	14,419
Operating (loss) income before PPA amortization after net interest (non-GAAP)	(6,924)	213
Interest expense (A)	21,824	19,171
Interest income	(2,596)	(2,294)
Operating (loss) income before PPA amortization and net interest (non-GAAP)	12,304	17,090
Depreciation (excluding amortization of intangibles)	12,337	9,246
Stock-based compensation charges	9,550	7,911
Interest adjustment	(2,195)	-
Once-off items (refer below)	17,826	1,853
Group Adjusted EBITDA - Non-GAAP(A)	$49,822	$36,100

(A) Revised to correct the errors discussed in Note 1 of our Form 10-Q for the period ended March 31, 2026.

Reconciliation of Revenue under GAAP to Net Revenue:

Three and nine months ended March 31, 2026 and 2025, and three months ended December 31, 2025

	Three months ended			Nine months ended
	March 31,		Dec 31,	March 31,
	2026	2025	2025	2026	2025
Revenue - GAAP	$183,051	$161,450	$178,734	$533,233	$491,234
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(86,683)	(88,083)	(85,331)	(256,856)	(281,998)
Net Revenue (non-GAAP)	$96,368	$73,367	$93,403	$276,377	$209,236
Net Revenue / Revenue - GAAP	53%	45%	52%	52%	43%

Merchant segment revenue (before eliminations) - GAAP	$127,078	$128,781	$131,919	$385,947	$397,642
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(81,152)	(86,502)	(83,205)	(246,913)	(277,192)
Merchant Net Revenue (non-GAAP)	$45,926	$42,279	$48,714	$139,034	$120,450

Enterprise segment revenue (before eliminations) - GAAP	$18,978	$9,444	$14,796	$48,627	$30,259
Cost of prepaid airtime vouchers sold by us & commissions paid to third parties selling all other agency-based products	(5,531)	(1,581)	(2,126)	(9,943)	(4,806)
Enterprise Net Revenue (non-GAAP)	$13,447	$7,863	$12,670	$38,684	$25,453

Reconciliation of GAAP net income (loss) and earnings (loss) per share, basic, to adjusted earnings and adjusted earnings per share, basic:

Three months ended March 31, 2026 and 2025

	Net income (loss) (USD '000)		E(L)PS, basic (USD)		Net income (loss) (ZAR '000)		E(L)PS, basic (ZAR)
	2026	2025	2026	2025	2026	2025	2026	2025
GAAP(A)	552	(22,353)	0.01	(0.28)	8,383	(409,790)	0.17	(5.15)

Change in fair value of equity securities, net	378	16,971			6,043	310,636
Intangible asset amortization, net	4,412	3,631			72,110	63,495
Stock-based compensation charge	1,334	2,497			21,798	46,222
Transaction costs	610	2,306			10,150	42,276
ATM exit expenses and impairments	1,599	-			26,792	-
Amortization of intangible assets, net of tax - equity accounted investments	(94)	(82)			(1,574)	(1,503)
Release of valuation allowance related to deferred tax asset in EasyPay Financial Services	-	(455)			-	(8,419)
Income recognized related to closure of legacy businesses, net	(848)	-			(14,208)	-
Reversal of allowance for doubtful loans receivable	(1,500)	-			(25,132)	-
Lesaka rebrand refresh, net of tax	718	-			11,885	-
Impairment loss (1)	1,916	-			32,102	-
Adjusted(A)	9,077	2,515	0.11	0.03	148,349	42,917	1.80	0.52

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-Q for the period ended March 31, 2026.

    (1) Impairments excludes an amount of $0.7 million which is included in the caption ATM exit expenses and impairments.

Nine months ended March 31, 2026 and 2025

	Net (loss) income (USD '000)		(L)EPS, basic (USD)		Net (loss) income (ZAR '000)		(L)EPS, basic (ZAR)
	2026	2025	2026	2025	2026	2025	2026	2025
GAAP (A)	(461)	(59,659)	(0.01)	(0.82)	(13,057)	(1,085,800)	(0.17)	(14.79)

Change in fair value of equity securities, net	(2,593)	43,618			(43,957)	796,257
Stock-based compensation charge	5,140	7,518			87,819	136,313
Intangible asset amortization, net	18,001	9,919			308,153	176,163
Transaction costs	1,124	4,795			19,194	86,434
Other	(3,883)	(196)			(65,353)	(3,508)
Net loss on impairment/disposal of equity-accounted investment	584	161			10,342	2,886
Intangible asset amortization, net related to non-controlling interest	(367)	(166)			(6,296)	(3,006)
Release of valuation allowance related to deferred tax asset in EasyPay Financial Services	-	(924)			-	(16,682)
ATM exit expenses and impairments	1,599	-			26,792	-
Income recognized related to closure of legacy businesses, net	(848)	-			(14,208)	-
Reversal of allowance for doubtful loans receivable	(1,500)	-			(25,132)	-
Loss on disposal of equity securities	730	-			12,286	-
Lesaka rebrand refresh, net of tax	718	-			11,885	-
Impairment loss (1)	1,916	-			32,102	-
Adjusted(A)	20,160	5,066	0.25	0.07	340,570	89,057	4.15	1.21

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-Q for the period ended March 31, 2026.

(1) Impairments excludes an amount of $0.7 million which is included in the caption ATM exit expenses and impairments.

Calculation of the denominator for Adjusted earnings per share

	Three months ended March 31,		Nine months ended March 31,
	2026	2025	2026	2025
	('000)		('000)
Basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP	81,845	81,282	81,464	72,333
In the money stock options	643	725	643	725
Acquisition related shares	-	813	-	813
Weighted average number of shares used to calculate Adjusted earnings per share	82,488	82,820	82,107	73,871

Weighted average number of shares used to calculate Adjusted earnings per share represents basic weighted-average common shares outstanding and unvested restricted shares expected to vest plus the effect of stock options that are in the money at the reporting date and shares to be issued related to acquisitions.

Attachment B

Unaudited Condensed Consolidated Financial Statements

Our unaudited condensed consolidated Statements of Operations for the three and nine months ended March 31, 2026 and 2025 in ZAR are presented below. We have translated the results of operations information for the three and nine months ended March 31, 2026 and 2025, provided in the tables below using the actual average exchange rates per month between the USD and ZAR.

Unaudited Condensed Consolidated Statements of Operations
	Three months ended				Nine months ended
	March 31,				March 31,
	2026		2025		2026		2025
	(In thousands)				(In thousands)

REVENUE	R	2,994,536	R	2,987,226	R	9,076,273	R	8,899,861

EXPENSE

Cost of goods sold, IT processing, servicing and support (A)		2,027,838		2,167,948		6,219,138		6,649,460
Selling, general and administration (A)		642,142		602,675		1,913,704		1,661,228
Allowance for credit losses		40,953		31,135		158,310		103,669
Depreciation and amortization		172,553		155,919		632,092		415,665
Impairment loss		43,636		-		43,636		-
Transaction costs related to Adumo, Recharger and Bank Zero acquisitions and certain compensation costs		2,401		22,361		4,968		56,809

OPERATING INCOME		65,013		7,188		104,425		13,030
CHANGE IN FAIR VALUE OF EQUITY SECURITIES		(6,043)		(373,784)		43,957		(988,494)
OTHER INCOME		-		-		65,353		-
LOSS ON IMPAIRMENT/DISPOSAL OF EQUITY-ACCOUNTED INVESTMENT		-		-		10,342		2,886
LOSS ON DISPOSAL OF EQUITY SECURITIES		-		-		12,286		-
REVERSAL OF ALLOWANCE FOR DOUBTFUL LOAN RECEIVABLE		(25,132)		-		(25,132)		-
INTEREST INCOME		19,086		11,944		37,278		35,347
INTEREST EXPENSE(A)		73,288		108,639		240,274		312,720

INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)		29,900		(463,291)		13,243		(1,255,723)

INCOME TAX EXPENSE (BENEFIT)		24,310		(53,650)		33,244		(169,202)

NET INCOME (LOSS) BEFORE EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS		5,590		(409,641)		(20,001)		(1,086,521)

EARNINGS FROM EQUITY-ACCOUNTED INVESTMENTS		938		220		2,789		1,586
NET INCOME (LOSS)		6,528		(409,421)		(17,212)		(1,084,935)

(ADD) LESS NET (LOSS) INCOME ATTRIBUTABLE TO NON-CONTROLLING INTEREST		(1,855)		369		(4,155)		865
NET INCOME (LOSS) ATTRIBUTABLE TO LESAKA	R	8,383	R	(409,790)	R	(13,057)	R	(1,085,800)

Net earnings (loss) per share, in South African Rands:
Basic earnings (loss) attributable to Lesaka shareholders	R	0.17	R	(5.15)	R	(0.17)	R	(14.79)
Diluted earnings (loss) attributable to Lesaka shareholders	R	0.17	R	(5.15)	R	(0.17)	R	(14.79)

Exchange rate $1: ZAR		16.7685		18.4021		17.1282		18.0393

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-Q for the period ended March 31, 2026.

Our unaudited condensed consolidated Statements of Cash Flows for the three and nine months ended March 31, 2026 and 2025 in ZAR are presented below. We have translated the cash flow information for the three and nine months ended March 31, 2026 and 2025, provided in the tables below using the actual average exchange rates per month between the USD and ZAR.

Unaudited Condensed Consolidated Statements of Cash Flows
	Three months ended				Nine months ended
	March 31,				March 31,
	2026		2025		2026		2025
	(In thousands)				(In thousands)
Cash flows from operating activities
Net income (loss) (A)	R	6,528	R	(409,421)	R	(17,212)	R	(1,084,936)
Depreciation and amortization		172,553		155,919		632,092		415,665
Impairment loss		43,636		-		43,629		-
Movement in allowance for doubtful accounts receivable		40,953		31,135		158,310		103,669
Fair value adjustment related to financial liabilities		(3,275)		1,940		(2,784)		(2,808)
Loss on disposal of equity securities		-		-		12,286		-
Loss on impairment/disposal of equity-accounted investments		-		-		10,342		2,886
Earnings from equity-accounted investments		(938)		(220)		(2,790)		(1,586)
Reversal of allowance for doubtful loans receivable		(25,132)		-		(25,132)		-
Gain on deconsolidation of subsidiary		(14,208)		-		(14,208)		-
Change in fair value of equity securities		6,043		373,784		(43,957)		988,494
Other income		-		-		(65,353)		-
Profit on disposal of property, plant and equipment		(3,040)		(220)		(4,037)		(959)
Movement in interest payable		(462)		53,378		(1,062)		117,328
Facility fee amortized		1,504		1,533		4,386		3,989
Stock-based compensation charge		21,798		46,222		87,819		136,313
Dividends received from equity accounted investments		1,681		-		1,681		1,165
Decrease (Increase) in accounts receivable		208,571		199,458		(21,723)		120,835
Increase in finance loans receivable		(9,543)		(219,419)		(516,570)		(400,670)
Decrease in inventory		120,658		172,817		143,626		78,066
Increase (Decrease) in accounts payable and other payables (A)		29,956		(170,871)		259,888		(322,498)

Deferred consideration due to seller of Recharger included in accounts payable and other payables		-		20,794		-		20,384
Increase in taxes payable		20,498		18,712		23,041		29,404
Decrease in deferred taxes		(9,877)		(81,336)		(77,436)		(251,666)
Net cash provided by (used in) operating activities		607,904		194,205		584,837		(46,924)
Cash flows from investing activities
Capital expenditures		(55,871)		(52,151)		(193,225)		(236,150)
Proceeds from disposal of property, plant and equipment		(10,612)		7,302		5,214		31,206
Acquisition of intangible assets		(19,766)		(30,907)		(57,159)		(41,687)
Acquisitions, net of cash acquired		(180,233)		(164,726)		(186,040)		(234,156)
Cash disposed on disposal of subsidiary		-		-		(2,777)		-
Investment in equity securities		-		-		(4,208)		-
Proceeds from disposal of equity securities		-		-		50,000		-
Net change in settlement assets		103,944		58,259		115,546		97,813
Net cash used in investing activities		(162,538)		(182,223)		(272,649)		(382,975)
Cash flows from financing activities
Proceeds from bank overdraft		743,928		394,300		1,585,486		1,689,434
Repayment of bank overdraft		(482,320)		(932,884)		(1,404,556)		(1,569,781)
Long-term borrowings utilized		11,480		3,249,662		81,470		3,495,887
Repayment of long-term borrowings		(170,444)		(2,485,653)		(211,872)		(2,730,300)
Acquisition of non-controlling interests		(59,278)		-		(59,278)		-
Acquisition of treasury stock		(640)		(499)		(5,201)		(221,976)
Proceeds from exercise of stock options		-		1,082		-		2,005
Guarantee fee		-		(9,961)		(575)		(17,532)
Dividends paid to non-controlling interest		-		(2,398)		-		(7,744)

Net change in settlement obligations		(98,170)		(59,755)		(104,952)		(101,935)
Net cash (used in) provided by financing activities		(55,445)		153,894		(119,481)		538,058
Effect of exchange rate changes on cash		2,901		(4,365)		(6,462)		(1,438)

Net increase in cash, cash equivalents and restricted cash		392,821		161,511		186,244		106,722
Cash, cash equivalents & restricted cash - beginning of period		1,154,179		1,143,653		1,360,756		1,198,442
Cash, cash equivalents & restricted cash - end of period	R	1,547,001	R	1,305,164	R	1,547,001	R	1,305,164
Exchange rate $1: ZAR		16.7685		18.4021		17.1282		18.0393

(A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-Q for the period ended March 31, 2026.

Our unaudited condensed consolidated balance sheets as of March 31, 2026 and June 30, 2025 in ZAR are presented below. Amounts included in these balance sheets have been calculated using the $ amounts per our balance sheets presented in U.S. dollars and converted to ZAR using the exchange rates noted below.

Unaudited Condensed Consolidated Balance Sheets
	March 31,		June 30,
	2026		2025
	(In thousands, except share data)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	R	1,544,886	R	1,358,643
Restricted cash		2,115		2,113
Accounts receivable, net of allowance and other receivables		775,794		755,048
Finance loans receivable, net		1,695,634		1,315,853
Inventory		298,392		418,157
Total current assets before settlement assets		4,316,821		3,849,814
Settlement assets		365,578		481,136
Total current assets		4,682,399		4,330,950
PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation of - March: R1,100,437; June: R978,074 (Note 1)		763,275		797,644
OPERATING LEASE RIGHT-OF-USE		143,448		172,068
EQUITY-ACCOUNTED INVESTMENTS		4,042		3,533
GOODWILL		3,532,856		3,540,338
INTANGIBLE ASSETS, including integrated platform of- March: R1,253,095; June: R1,408,767		2,115,555		2,471,818
DEFERRED INCOME TAXES		191,139		222,901
OTHER LONG-TERM ASSETS		79,843		67,630
TOTAL ASSETS		11,512,557		11,606,882

LIABILITIES
CURRENT LIABILITIES
Short-term credit facilities		611,060		434,457
Accounts payable		330,254		352,747
Other payables(A)		1,359,939		1,350,032
Operating lease liability - current		74,248		71,146
Current portion of long-term borrowings		261,430		212,284
Income taxes payable		43,051		24,858
Total current liabilities before settlement obligations		2,679,982		2,445,524
Settlement obligations		369,041		473,980
Total current liabilities		3,049,023		2,919,504
DEFERRED INCOME TAXES		497,069		602,281
OPERATING LEASE LIABILITY - LONG TERM		100,430		108,823
LONG-TERM BORROWINGS		3,176,693		3,352,450
OTHER LONG-TERM LIABILITIES, including insurance policy liabilities		61,746		53,106
TOTAL LIABILITIES		6,884,961		7,036,164

TOTAL EQUITY AND REDEEMABLE COMMON STOCK(A)	R	4,627,596	R	4,570,718

Exchange rate $1: ZAR		17.0568		17.7554

Note 1: In October 2025, the Company identified that it had understated its June 30, 2025, cost and accumulated depreciation by ZAR 114.5 million. The carrying value of property, plant and equipment reported as of June 30, 2025 was not impacted by the misstatement. Accumulated depreciation has been recast to increase the amount from ZAR 863,552 to ZAR 978,074.

    (A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-Q for the period ended March 31, 2026.

Attachment C

Reconciliation of net income (loss) used to calculate earnings (loss) per share basic and diluted and headline earnings (loss) per share basic and diluted:

Three months ended March 31, 2026 and 2025

	2026	2025

Net income (loss) (USD'000)(A)	552	(22,353)
Adjustments:
Change in fair value of equity securities, net	378	16,971
Income recognized related to closure of legacy businesses	(848)	-
Impairment loss	2,604	-
Profit on sale of property, plant and equipment	(188)	(12)
Tax effects on above	51	3

Net income (loss) used to calculate headline earnings (loss) (USD'000)(A)	2,549	(5,391)

Weighted average number of shares used to calculate net earnings (loss) per share basic earnings (loss) and headline earnings (loss) per share basic earnings (loss) ('000)	81,845	81,282

Weighted average number of shares used to calculate net earnings (loss) per share diluted earnings (loss) and headline earnings (loss) per share diluted earnings (loss) ('000)	82,024	81,282

Headline earnings (loss) per share:
Basic, in USD	0.03	(0.07)
Diluted, in USD	0.03	(0.07)

    (A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-Q for the period ended March 31, 2026.

Nine months ended March 31, 2026 and 2025

	2026	2025

Net loss (USD'000)(A)	(461)	(59,659)
Adjustments:
Loss on disposal of equity securities	730	-
Change in fair value of equity securities, net	(2,593)	43,618
Net loss on impairment/disposal of equity-accounted investment	584	-
Income recognized related to closure of legacy businesses	(848)	-
Impairment loss	2,604	-
Profit on sale of property, plant and equipment	(245)	(53)
Tax effects on above	66	14

Net loss used to calculate headline loss (USD'000)(A)	(163)	(16,080)

Weighted average number of shares used to calculate net loss per share basic loss and headline loss per share basic loss ('000)	81,464	72,333

Weighted average number of shares used to calculate net loss per share diluted loss and headline loss per share diluted loss ('000)	81,464	72,333

Headline loss per share:
Basic, in USD	-	(0.22)
Diluted, in USD	-	(0.22)

    (A) Revised FY2025 amounts to correct the errors discussed in Note 1 of our Form 10-Q for the period ended March 31, 2026.

Calculation of the denominator for headline diluted earnings (loss) per share

	Three months ended March 31,		Nine months ended March 31,
	2026	2025	2026	2025
	('000)		('000)
Basic weighted-average common shares outstanding and unvested restricted shares expected to vest under GAAP	81,845	81,282	81,464	72,333
Effect of dilutive securities under GAAP	179	-	-	-
Denominator for headline diluted earnings (loss) per share	82,024	81,282	81,464	72,333

Weighted average number of shares used to calculate headline diluted loss per share represents the denominator for basic weighted-average common shares outstanding and unvested restricted shares expected to vest plus the effect of dilutive securities under GAAP. We use this number of fully diluted shares outstanding to calculate headline diluted loss per share because we do not use the two-class method to calculate headline diluted loss per share.